MORGAN KEEGAN SELECT FUND, INC.
                REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND
               REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND
                  REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND


   SUPPLEMENT DATED APRIL 21, 2008 TO THE PROSPECTUS DATED NOVEMBER 1, 2007,
             AS SUPPLEMENTED ON FEBRUARY 15, 2008 AND MARCH 4, 2008


THE FOLLOWING SUPPLEMENTS CERTAIN INFORMATION CONTAINED IN THE ABOVE-DATED PROSPECTUS FOR REGIONS MORGAN KEEGAN SELECT SHORT TERM BOND FUND, REGIONS MORGAN KEEGAN SELECT INTERMEDIATE BOND FUND AND REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND (EACH, A "FUND" AND COLLECTIVELY, THE "FUNDS"), EACH A SERIES OF MORGAN KEEGAN SELECT FUND, INC. (THE "COMPANY"). IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

The purpose of this Supplement is to provide you with information about the proposed new Investment Advisory Agreement with Hyperion Brookfield Asset Management, Inc. and the proposed new Board of Directors for the Company.

INFORMATION REGARDING THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT AND BOARD OF DIRECTORS

On April 18, 2008, Morgan Asset Management, Inc. ("MAM"), the investment adviser for the above-referenced Funds, entered into an agreement with Hyperion Brookfield Asset Management, Inc. ("HBAM") under which HBAM, an investment adviser that is registered with the Securities and Exchange Commission, would be supported by MAM to become the new investment adviser of the Funds and of RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc., four closed-end funds also managed by MAM (the "Transaction"). The agreement contemplates that, following the approval of a new investment advisory agreement by shareholders of the Funds, HBAM would become the investment adviser for the Funds, and that MAM would no longer serve as the Funds' investment adviser after the Transaction. The agreement also contemplates that a new Board of Directors of the Company, which would consist of individuals proposed by HBAM, would be nominated by the current Board and elected by shareholders of the Funds, and that the current members of the Company's Board of Directors would no longer serve as directors following shareholder approval of HBAM as the Funds' investment adviser, the election of the new Board of Directors and the consummation of the Transaction.

In anticipation of the consummation of the Transaction, the current Board of Directors of the Company has unanimously approved a new investment advisory agreement with HBAM and the nomination of five new directors of the Company. The appointment of HBAM as investment adviser of any of the Funds must be approved by shareholders of that Fund and the election of the new Board of Directors of the Company must be approved by shareholders of the Funds. If the new investment advisory agreement is approved and the transaction is consummated, the existing investment advisory agreements between the Funds and MAM will be terminated.

Special and Annual Shareholder Meetings of the Funds are scheduled for July 11, 2008, to vote on the proposed new investment advisory agreement and the election of directors, respectively. Although there is no assurance that the Transaction will be completed, as of the date of this Supplement it is anticipated that, subject to shareholder approval of the proposed new investment advisory agreement, the election of the new directors, and the completion of certain other terms and conditions, the Transaction will close on or about July 14, 2008.

Additional information about the proposed new investment advisory agreement and the director nominees will be sent to shareholders of the Funds as part of proxy solicitation materials.

Formed as a registered investment adviser in 1989, HBAM manages more than $21 billion in fixed income assets for institutional and retail investors, such as pension funds, financial institutions, insurance companies and foundations. HBAM's expertise is centered on providing relative value driven fixed income investment strategies, such as core fixed income, high yield, and specialized mortgage-backed securities and asset-backed securities markets. HBAM currently serves as an independent valuation consultant for the Funds.


                        Morgan Keegan Select Fund, Inc.
                             50 North Front Street
                               Memphis, TN 38103
                                  800-366-7426
                                www.rmkfunds.com
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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE